UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 29, 2010

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry Into a Material Definitive Agreement.

1. Securities Purchase Agreement

Upon the closing of the merger agreement pursuant to which Advanced Photonix, Inc. (the “Company”) acquired Picotronix, Inc. on May 2, 2005, the Company issued secured promissory notes in the aggregate principal amount of $2,900,500 (the “Promissory Notes”) to Robin Risser, who is currently the Company’s Chief Financial Officer, Secretary and a member of the Board of Directors (the “Board”), and Steven Williamson, who is currently the Company’s Chief Technology Officer (collectively, the “Noteholders”). As previously disclosed, the Company was required under its loan agreement with The PrivateBank and Trust Company (the “Bank”) dated September 25, 2008, as amended by that certain First Amendment to Loan Agreement dated May 29, 2009 (the “First Amendment”), that certain Second Amendment to Loan Agreement dated June 25, 2010 (the “Second Amendment”) and that certain Third Amendment to Loan Agreement dated August 27, 2010 (the “Third Amendment” and such loan agreement as amended, the “Loan Agreement”), to amend the Promissory Notes to defer the payment of the remaining fourth and fifth installment payments owed thereunder by December 1, 2010 (the “Amendment Undertaking”).

As previously disclosed in the Company’s Form 10-Q for the Quarter ended October 1, 2010, on November 10, 2010, the Company reached a non-binding agreement in principle with the Noteholders to amend the terms of the Promissory Notes (the “Note Amendments”). Although certain terms of the Note Amendments conflicted with the Company’s obligations under the Loan Agreement, the Bank indicated at the time that it would accept the Note Amendments in fulfillment of the Amendment Undertaking and provide a written waiver confirming this understanding (the “Waiver”).

On November 15, 2010, the Company and the Noteholders entered into a securities purchase agreement implementing their previously disclosed agreement in principle (the “SPA”). On November 29, 2010, the SPA was amended and restated in its entirety to reflect certain structural changes in the transaction as originally agreed upon by the parties to the SPA. As amended and restated, the SPA provided for the Company to issue and sell to the Noteholders in exchange for an aggregate payment of $78,156.25 (the “Purchase Price”) the number of units of the Company’s securities (“Units”) determined by dividing the Purchase Price by the per share closing price of the Company’s Common Stock on NYSE Amex on the day preceding the closing (the “Formula Price”). Each Unit was to consist of one share of Common Stock and a five-year warrant to purchase four shares of Common Stock at an exercise price equal to 120% of the Formula Price (“Warrants”). The closing of the purchase and sale transactions contemplated by the SPA was subject to the receipt of NYSE Amex approval of an additional listing application covering the Units (the “Additional Listing Application”) and other closing conditions customary for transactions of this nature.

On November 30, 2010, NYSE Amex approved the Additional Listing Application and the parties to the SPA satisfied the other closing conditions. The Formula Price was determined to be $1.17 and accordingly, the Company issued the Noteholders 66,799 Units comprised of (i) 66,799 shares of Common Stock and (ii) Warrants to purchase an aggregate of 267,196 shares of Common Stock at an exercise price of $1.404 per share pursuant to separately executed warrant agreements (collectively, the “Warrant Agreements”) upon the closing of the SPA on November 30, 2010.

2. Amendment of the Promissory Notes

On November 29, 2010, the Company and the Noteholders amended the Promissory Notes (each amendment, a “Fifth Amendment” and collectively, the “Fifth Amendments”). Among other things, the Fifth Amendments (i) reduce the scheduled December 1, 2010 principal payment installment from $450,000 to $150,000; (ii) require the Company to pay the remaining balance over the period beginning March 1, 2011 and ending September 1, 2012 in accordance with a revised payment schedule; (iii) increase the interest rate on the Promissory Notes from prime plus 1.0% to prime plus 2.0%; and (iv) require the Company to pay a late charge for any principal or interest payment that is not paid within ten (10) business days of when due equal to the greater of $250 or one percent (1%) of the amount due. The effectiveness of the Fifth Amendments was conditioned on (i) the Company’s payment to the Noteholders a cash restructuring fee in the amount of $156,312.50 (the “Restructuring Fee”) and the receipt of the Waiver (the “Note Amendment Conditions”). On November 30, 2010, the Note Amendment Conditions were satisfied, at which time the Fifth Amendments became effective.

3. Fourth Amendment to Loan Agreement

On November 30, 2010, the Company executed a Fourth Amendment to Loan Agreement (the “Fourth Amendment”) with the Bank, effective as of November 30, 2010. Among other things, the Fourth Amendment (1) deletes the Amendment Undertaking, (2) approves the above described amendments to the Promissory Notes and the payment of the Restructuring Fee in connection therewith, (3) amends the definition of “Adjusted EBITDA” to add back a portion of the Restructuring Fee to the calculation of “Adjusted EBITDA” and (4) amends the definition of “Debt Service Coverage Ratio” to exclude the proceeds raised pursuant to the SPA from the calculation of the “Debt Service Coverage Ratio”.

The description of the SPA, the Warrant Agreements, the Fifth Amendments and the Fourth Amendment are qualified in their entirety by reference to the copies of the agreements filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, which are incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit
10.1	Amended and Restated Securities Purchase Agreement dated November 29, 2010, by and among Advanced Photonix, Inc., Robin F. Risser and Steven Williamson.

10.2	Class A Common Stock Purchase Warrant dated November 30, 2010, between Advanced Photonix, Inc. and Robin F. Risser.

10.3	Class A Common Stock Purchase Warrant dated November 30, 2010, between Advanced Photonix, Inc. and Steven Williamson.

10.4	Fifth Amendment dated November 29, 2010 to Secured Promissory Note dated May 2, 2005 by and between Advanced Photonix, Inc. and Robin F. Risser.

10.5	Fifth Amendment dated November 29, 2010 to Secured Promissory Note dated May 2, 2005 by and between Advanced Photonix, Inc. and Steven Williamson.

10.6	Fourth Amendment dated November 30, 2010 to the Loan Agreement between Advanced Photonix, Inc. and The PrivateBank and Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Richard D. Kurtz
Richard Kurtz, Chief Executive Officer

Dated: December _____, 2010

EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1	Amended and Restated Securities Purchase Agreement dated November 29, 2010, by and among Advanced Photonix, Inc., Robin F. Risser and Steven Williamson.

10.2	Class A Common Stock Purchase Warrant dated November 30, 2010, between Advanced Photonix, Inc. and Robin F. Risser.

10.3	Class A Common Stock Purchase Warrant dated November 30, 2010, between Advanced Photonix, Inc. and Steven Williamson.

10.4	Fifth Amendment dated November 29, 2010 to Secured Promissory Note dated May 2, 2005 by and between Advanced Photonix, Inc. and Robin F. Risser.

10.5	Fifth Amendment dated November 29, 2010 to Secured Promissory Note dated May 2, 2005 by and between Advanced Photonix, Inc. and Steven Williamson.

10.6	Fourth Amendment dated November 30, 2010 to the Loan Agreement between Advanced Photonix, Inc. and The PrivateBank and Trust Company.